Exhibit 31.1

CERTIFICATION OF QUARTERLY REPORT

I, KEVIN KREISLER, certify that:

1.	I have reviewed this Quarterly Report on Form 10-QSB of GreenShift
Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other
financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-
15(e)) for the registrant and have:

a.	Designed such disclosure controls and procedures, or caused
such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Evaluated the effectiveness of the registrant's disclosure
controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and,

c.	Disclosed in this report any change in the registrant's
internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5.	The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the
design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and,

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


                                          /S/ KEVIN KREISLER
                                          ------------------------
                                          KEVIN KREISLER
                                          Chief Executive Officer
Date:  May 19, 2006





Exhibit 31.2
CERTIFICATION OF QUARTERLY REPORT
I, JAMES GRAINER, certify that:
1.	I have reviewed this Quarterly Report on Form 10-QSB of GreenShift
Corporation;
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
circumstances under which such statements were made, not
misleading with respect to the period covered by this report;
3.	Based on my knowledge, the financial statements, and other
financial information included in this report, fairly present in all material respects the financial condition, results of
operations and cash flows of the registrant as of, and for, the periods presented in this report;
4.	The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and
procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-
15(e)) for the registrant and have:
a.	Designed such disclosure controls and procedures, or caused
such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b.	Evaluated the effectiveness of the registrant's disclosure
controls and procedures and presented in this report our
conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this
report based on such evaluation; and,
c.	Disclosed in this report any change in the registrant's
internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially
affect, the registrant's internal control over financial
reporting.
5.	The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
a.	All significant deficiencies and material weaknesses in the
design or operation of internal control over financial
reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and,
b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


/S/ 	JAMES GRAINER
      	JAMES GRAINER
      	President and Chief Financial Officer
Date:
	May 19, 2006



                                 Exhibit 32.1
                       CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GreenShift Corporation (the "Company"), certifies that:

1.	The Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2006 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                         /S/ KEVIN KREISLER
                                         ------------------------
                                         KEVIN KREISLER
                                         Chief Executive Officer
Date: May 19, 2006



                                         /S/ JAMES GRAINER
                                         -------------------------------------
                                         JAMES GRAINER
                                         President and Chief Financial Officer
Date: May 19, 2006

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.